UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

March 29, 2013

Date of Report (Date of earliest event reported)

Heritage Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Virginia	0-11255	54-1234322
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 Granby Street, Suite 150, Norfolk, Virginia 23510

(Address of principal executive offices, including zip code)

757-648-1700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	OTHER EVENTS

Final SEC Filing

As previously reported, Heritage Bankshares, Inc. (the “Company”) has filed Form 15s terminating the registration of the Company’s Common Stock under Section 12(g) of the Securities Exchange Act of 1934 (the “Exchange Act”) pursuant to Section 12(g)(4) of the Exchange Act as amended by the JOBS Act, and suspending its Exchange Act reporting obligations with respect to the Common Stock pursuant to Rule 12h-3(b)(1)(i), in each case subject only to the Company’s (i) remaining reporting obligations under amended Exchange Act Section 12(g)(4), which expired at the end of February, and (ii) obligation to file a Form 10-K for its 2012 fiscal year. Accordingly, with today’s filing of such Form 10-K, the Company has satisfied all remaining SEC reporting obligations, and the Company is filing this final Current Report on Form 8-K to advise that it has no further reporting obligations under the Exchange Act and will not file any additional reports with the SEC. The Company will however continue to comply with its applicable state and federal financial reporting requirements, and those financial reports are and will continue to be available for review by our shareholders through the applicable agencies.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heritage Bankshares, Inc.
(Registrant)

Date: March 29, 2013	/s/ John O. Guthrie
John O. Guthrie
Chief Financial Officer